UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2020

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Reliance on SEC Relief from Filing Requirements

Due to the impact of the novel coronavirus (“COVID-19”) pandemic, Summit Wireless Technologies, Inc. (the “Company”, “we”, “us” or “our”) will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”), which was originally due to be filed with the U.S. Securities and Exchange Commission’s (“SEC”) on May 15, 2020. The Company will be relying on the SEC’s “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”), which provides conditional relief to public companies that are unable to timely comply with a filing deadline due to circumstances related to the COVID-19 pandemic.

The Company has experienced substantial disruptions in its operations as a result of the COVID-19 pandemic, including, but not limited to, suggested and mandated social distancing and stay home orders. These mandates and orders, and resulting office closures, staffing limitations, and remote working arrangements, have severely limited access to Company facilities by its financial reporting and accounting staff, and additional time is needed to process and evaluate financial information and to prepare required disclosures. Furthermore, the Company’s management has spent considerable time and attention on matters related to the COVID-19 pandemic. Accordingly, the Company does not believe it will be able to compile and review certain information required to be filed on its Form 10-Q prior to the original filing deadline. Based on the foregoing, the Company expects to file its Form 10-Q no later than June 22, 2020 (45 days after the original filing deadline of the Form 10-Q, as allowed by the Order).

Item 8.01. Other Events.

Risk Factor

As required by the Order, the Company is including the following risk factor in this Current Report on Form 8-K, which should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 25, 2020, and the Company’s subsequent periodic reports:

We face risks related to health epidemics and other outbreaks, which could significantly disrupt our operations and could have a material adverse impact on us, and the recent COVID-19 outbreak could materially and adversely affect our business.

An outbreak of COVID-19 has resulted in millions of infections and hundreds of thousands of deaths worldwide, as of the date of filing of this Current Report on Form 8-K, and continues to spread across the globe, including to the United States and Europe, the major markets in which we operate. The outbreak of COVID-19 or by other epidemics could materially and adversely affect our business, financial condition and results of operations. If the coronavirus worsens in China, the United States and Europe, or in other regions in which we have material operations or sales, our business activities originating from affected areas, including sales, manufacturing and supply chain related activities, could be adversely affected. Disruptive activities could include the temporary closure of manufacturing facilities used in our supply chain processes, restrictions on the export or shipment of our products, significant cutback of ocean container delivery from China, business closures in impacted areas, and restrictions on our employees’ and consultants’ ability to travel and to meet with customers. The extent to which COVID-19 impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the virus and the actions to contain it or treat its impact, among others. COVID-19 could also result in social, economic and labor instability in the countries in which we or our customers and suppliers operate.

If workers at one or more of our offices or the offices of our suppliers or manufacturers become ill or are quarantined and in either or both events are therefore unable to work, our operations could be subject to disruption. Further, if our manufacturers become unable to obtain necessary raw materials or components, we may incur higher supply costs or our manufacturers may be required to reduce production levels, either of which may negatively affect our financial condition or results of operations. The extent to which COVID-19 affects our results will depend on future developments that are highly uncertain and cannot be predicted, including actions to contain COVID-19 or treat its effect, among others.

Forward -Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “continue” and similar words, but their absence does not mean that a statement is not forward-looking. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward -looking statements. You should not place undue reliance on any forward -looking statements. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws. These statements include the anticipated timing of the filing of the Form 10-Q with the SEC; the expected impact of the COVID-19 virus outbreak on the Company’s financial reporting capabilities and its operations generally and the potential impact of such virus on the Company’s customers, distribution partners and other third parties. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of such report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of such report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer